Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of September 20, 2016 (this “Third Amendment”), among Overseas Shipholding Group, Inc., a Delaware corporation (“Holdings”), OSG International, Inc., a Marshall Islands corporation (the “Administrative Borrower”), OIN Delaware LLC, a Delaware limited liability company (the “Co-Borrower” and, together with the Administrative Borrower, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Holdings, the Borrowers, the other Loan Parties, the lenders party thereto from time to time (each, a “Lender” and, collectively, the “Lenders”), the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of August 5, 2014 (as amended prior to the date hereof, as further amended on the date hereof by this Third Amendment and as may hereafter be further amended, amended and restated, modified, supplemented, extended, renewed, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Holdings, the Borrowers, the other Loan Parties and the Lenders party hereto desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

SECTION I.           Amendments to the Credit Agreement. On the Third Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as set forth in this Section I:

1.          The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Third Amendment” shall mean the Third Amendment, dated as of the Third Amendment Effective Date, to this Agreement.

“Third Amendment Effective Date” shall mean September 20, 2016.

2.          The definition of “Available Amount” appearing in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the period appearing at the end of clause (g) thereof and inserting the text “, minus” in lieu thereof and (ii) adding the following new clause (h) at the end thereof:

“(h)          with respect to the calculation of the Available Amount for the Excess Cash Flow Period commencing January 1, 2016, the cumulative amount of Dividends made in reliance on Section 6.08(h).”

3.          Section 2.21(a)(i) of the Credit Agreement is hereby amended by (i) deleting the text “5.00:1.00” appearing therein and inserting the text “2.50:1.00” in lieu thereof and (ii) inserting the text “and, provided, further, that the Borrowers may not obtain more than $200,000,000 in the aggregate of Incremental Term Loans and Incremental Revolving Commitments pursuant to this Section 2.21” immediately before the “;” at the end thereof.

4.          Section 6.04(n) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” appearing therein and inserting the text “$40,000,000” in lieu thereof.

5.          Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (f) thereof, (ii) deleting the period appearing at the end of clause (g) thereof and inserting the text “; and” in lieu thereof and (iii) adding the following new clause (h) at the end thereof:

“(h)          so long as no Default then exists or would result therefrom, the Administrative Borrower may pay a cash Dividend to Holdings after the Third Amendment Effective Date and on or prior to October 14, 2016, in an aggregate amount not to exceed $100,000,000 (exclusive of any Dividend to Holdings paid pursuant to a different clause of this Section 6.08).”

SECTION II.     Effectiveness. This Third Amendment shall become effective as of the date (the “Third Amendment Effective Date”) on which the following conditions have been satisfied:

1.          the Administrative Agent shall have received copies of signature pages to this Third Amendment, duly executed and delivered (including by way of facsimile or other electronic transmission) by the Administrative Agent, the Loan Parties and the Required Lenders;

2.          (a) no Default shall have occurred and be continuing on the Third Amendment Effective Date or would occur after giving effect to this Third Amendment and (b) both immediately before and after giving effect to this Third Amendment, each of the representations and warranties made by any Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);

3.          the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered to the Administrative Agent an executed counterpart of this Third Amendment on or prior to 5:00 p.m., New York City time, on September 19, 2016, a fee in an aggregate amount equal to 1.25% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Third Amendment Effective Date (calculated prior to giving effect to the Third Amendment Effective Date Prepayment (as defined below)) and (ii) the Revolving Commitment of such Lender as in effect on the Third Amendment Effective Date;

4.          the Borrower shall have paid to the Administrative Agent and its Affiliates, all costs, fees and expenses (including legal fees and expenses of White & Case LLP) owing in connection with this Third Amendment and the other Loan Documents to the extent invoiced (in the case of costs and expenses) at least one Business Day prior to the Third Amendment Effective Date; and

5.          substantially simultaneously with the Third Amendment Effective Date, the Administrative Borrower shall prepay outstanding Initial Term Loans in an aggregate principal amount equal to $75,000,000 (the “Third Amendment Effective Date Prepayment”) (together with all accrued interest thereon), which Third Amendment Effective Date Prepayment shall be applied to reduce future scheduled amortization payments of the Initial Term Loans required under Section 2.09 (including the payment due on the applicable Term Loan Maturity Date) in the inverse order of maturity; provided, that, for the avoidance of doubt, such prepayment does not constitute Debt Service. The Third Amendment Effective Date Prepayment shall be deemed an optional prepayment pursuant to Section 2.10; provided, that, the requirements that the Borrowers provide notice of such prepayment under Section 2.10(e) and pay any breakage loss, costs or expenses under Section 2.13 are hereby waived.

SECTION III.     Miscellaneous Provisions.

1.          Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this Third Amendment shall not be deemed a waiver or modification of any other term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

2.          This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment.

3.          THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, AND THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS”, AS SET FORTH IN SECTION 11.09 OF THE CREDIT AGREEMENT, ARE INCORPORATED HEREIN BY THIS REFERENCE.

4.          From and after the date hereof, (a) all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby, and (b) this Third Amendment shall be deemed to constitute a “Loan Document” for all purposes of the Credit Agreement.

[Remainder of page left intentionally blank.]

*      *      *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

OVERSEA SHIPHOLDING GROUP, INC., as Holdings and a Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	President & Chief Executive Officer

OSG INTERNATIONAL, INC., as the Administrative Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	Senior Vice President & Chief Financial Officer

OIN DELAWARE LLC, as the Co-Borrower and a Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	Manager

[Signature Page to Third Amendment to OIN Credit Agreement (2016)]

1372 TANKER CORPORATION
AFRICA TANKER CORPORATION
ANDROMAR LIMITED
CABO SOUNION LIMITED
CARIBBEAN TANKER CORPORATION
DELTA AFRAMAX CORPORATION
EIGHTH AFRAMAX TANKER CORPORATION
EPSILON AFRAMAX CORPORATION
FIRST UNION TANKER CORPORATION
FRONT PRESIDENT INC.
OIN CHARTERING, INC.
KYTHNOS CHARTERING CORPORATION
MAPLE TANKER CORPORATION
OAK TANKER CORPORATION
OCEANIA TANKER CORPORATION
OVERSEAS SHIPPING (GR) LTD
REYMAR LIMITED
ROSALYN TANKER CORPORATION
ROSEMAR LIMITED
SAKURA TRANSPORT CORP.
SERIFOS TANKER CORPORATION
SIFENOS TANKER CORPORATION
SIXTH AFRAMAX TANKER CORPORATION
THIRD UNITED SHIPPING CORPORATION
TOKYO TRANSPORT CORP.,

each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	President

[Signature Page to Third Amendment to OIN Credit Agreement (2016)]

ALCESMAR LIMITED
ALCMAR LIMITED
AMALIA PRODUCT CORPORATION
AMBERMAR PRODUCT CARRIER
CORPORATION
ANTIGMAR LIMITED
ARIADMAR LIMITED
ATALMAR LIMITED
ATHENS PRODUCT TANKER
CORPORATION
AURORA SHIPPING CORPORATION
BATANGAS TANKER CORPORATION
CABO HELLAS LIMITED
CARL PRODUCT CORPORATION
CONCEPT TANKER CORPORATION
GOLDMAR LIMITED
JADEMAR LIMITED
KIMOLOS TANKER CORPORATION
LEYTE PRODUCT TANKER
CORPORATION,

each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	Senior Vice President

[Signature Page to Third Amendment to OIN Credit Agreement (2016)]

LUXMAR PRODUCT TANKER
CORPORATION
MAREMAR PRODUCT TANKER
CORPORATION
MILOS PRODUCT TANKER
CORPORATION
MINDANAO TANKER
CORPORATION
OSG CLEAN PRODUCTS
INTERNATIONAL, INC.
PEARLMAR LIMITED
PETROMAR LIMITED
RICH TANKER CORPORATION
RUBYMAR LIMITED
SAMAR PRODUCT TANKER
CORPORATION
SHIRLEY AFRAMAX CORPORATION
SILVERMAR LIMITED
SKOPELOS PRODUCT TANKER
CORPORATION
STAR CHARTERING CORPORATION
URBAN TANKER CORPORATION
VIEW TANKER CORPORATION

each, as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	Senior Vice President

OSG LIGHTERING LLC,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	Senior Vice President & Manager

[Signature Page to Third Amendment to OIN Credit Agreement (2016)]

OSG SHIP MANAGEMENT (UK) LTD,
as a Subsidiary Guarantor

By:	/s/ Ian T. Blackley
Name:	Ian T. Blackley
Title:	Director

MAJESTIC TANKERS CORPORATION,
as a Subsidiary Guarantor

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Vice President & Secretary

SEVENTH AFRAMAX TANKER CORPORATION,
as a Subsidiary Guarantor

By:	/s/ Rick F. Oricchio
Name:	Rick F. Oricchio
Title:	Senior Vice President & Treasurer

[Signature Page to Third Amendment to OIN Credit Agreement (2016)]

JEFFERIES FINANCE LLC, as
Administrative Agent

By:	/s/ J Paul McDonnell
Name:	J Paul McDonnell
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2012-1, Ltd.

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2013-1, Ltd.

By: American Capital CLO Management, LLC (f/k/a American Capital Leveraged Finance Management, LLC), its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2014-1, Ltd.

By: American Capital CLO Management, LLC,
its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACAS CLO 2014-2, Ltd.

By: American Capital CLO Management, LLC, its Manager

By:	/s/ William Weiss
Name:	William Weiss
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACE Bermuda Insurance Ltd

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACE Tempest Reinsurance Ltd

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2013-1 LTD.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2013-2 LTD

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-3 Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-4 Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2014-5, Ltd.

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ACIS CLO 2015-6, Ltd

By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Active Portfolios Multi-Manager Total Return Bond

By: TCW Investment Management Company, acting solely as its investment manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

AIMCO CLO, Series 2015-A

By: Allstate Investment Management Company as Collateral Manager

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Mark D. Pittman
Mark D. Pittman
Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

AIMCO CLO, Series 2014-A

By: Allstate Investment Management Company as Collateral Manager

By:	/s/ Chris Goergen
Chris Goergen
Authorized Signatory

By:	/s/ Mark D. Pittman
Mark D. Pittman
Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Aon Hewitt Group Trust - High Yield Plus Bond Fund

By:	Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2014-3, LTD.

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2015-4, Ltd.

By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Arrowpoint CLO 2016-5, Ltd.

By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM IX

By: Credit Suisse Asset Management, LLC,
as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM VIII

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point II CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point III CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point IV CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Avery Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BA/CSCREDIT 1 LLC
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Bandera Strategic Credit Partners I, LP
By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners Capital Opportunity Fund SPV LLC

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO III, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO IV, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO IX, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO V, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO VI, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Benefit Street Partners CLO VII, Ltd.

By:	/s/ Todd Marsh
Name:	Todd Marsh
Title:	Authorized Signer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2012-1 Ltd.

BY: Black Diamond CLO 2012-1 Adviser, L.L.C.
As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2013-1 Ltd.

By: Black Diamond CLO 2013-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2014-1 Ltd.

By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Black Diamond CLO 2016-1 Ltd.

By: Black Diamond CLO 2016-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Blue Cross of California

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Longhorn Credit Funding, LLC

By: Highland Capital Management, L.P.,
As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2012-1 Ltd.

BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2014-1, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2014-2, Ltd.

BY: Canyon Capital Advisors LLC, Its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2015-1, LTD.

By: Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon Capital CLO 2016-1, Ltd.

By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Canyon CLO 2016-2, Ltd.

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Catholic Health Initiatives Master Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Cavalry CLO II

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Cavalry CLO III, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Cavalry CLO IV, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Cavalry CLO V, Ltd.

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CHI Operating Investment Program L.P.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Community Insurance Company

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CORBIN OPPORTUNITY FUND, L.P.

By: Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name:	Daniel Friedman
Title:	General Counsel

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CORNELL UNIVERSITY

By:	/s/ Michael Montgomery
Name:	Michael Montgomery
Title:	Chief Compliance Officer Glendon Capital Management L.P. Authorized Person Level 2 Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Covenant Credit Partners CLO I, Ltd.

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Covenant Credit Partners CLO II, Ltd.

By:	/s/ Brian Horton
Name:	Brian Horton
Title:	MD

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CREDIT SUISSE HIGH YIELD BOND FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CVP Cascade CLO-1 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CVP Cascade CLO-2 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

CVP Cascade CLO-3 Ltd.

BY: CVP CLO Manager, LLC as Investment Manager

By:	/s/ Joseph Matteo
Name:	Joseph Matteo
Title:	Partner

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Figueroa CLO 2013-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

FIGUEROA CLO 2013-2, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Figueroa CLO 2014-1, Ltd.

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Blue Shield of California

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin CLO VI, Ltd.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Muir Woods CLO, Ltd.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Nebraska Investment Council

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Limited Duration Income Trust

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Commonwealth Fixed Interest Fund 17

By:	/s/ Hague Van Dillen
Name:	Hague Van Dillen
Title:	Authorized Signer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Strategic Series-Franklin Strategic Income Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Strategic Income Fund (Canada)

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

GoldenTree Loan Opportunities IX, Limited By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

GoldenTree Loan Opportunities XII, Limited By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Google Inc.

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

GT Loan Financing I, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Highland Funds I, on behalf of its Series, Highland Floating Rate Opportunities Fund

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Senior Fund Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Highland Loan Master Fund, LP

By: Highland Capital Management, L.P., As Investment Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

HYFI LOAN FUND

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ICE 3: GLOBAL CREDIT CLO LIMITED

BY: ICE CANYON LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

ICE Global Credit CLO Limited

By: ICE Canyon LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus US High Yield Fund

By: Janus Capital Fund Plc

By:	/s/ Krystle Walker
Name:	Krystle Walker
Title:	Associate Director - Settlements

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus High-Yield Fund

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	VP Investment Operations

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Janus Multi Sector Income Fund
Craig Brown

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	VP Investment Operations

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN CLO 2012 LTD

By: Apex Credit Partners as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

JFIN CLO 2013 LTD

By: Apex Credit Partners as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

JFIN CLO 2014 LTD

By: Apex Credit Partners as Portfolio Manager

By:	/s/ Andrew Stern
Name:	Andrew Stern
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

JFIN REVOLVER CLO 2014 LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J Paul McDonnell
Name:	J Paul McDonnell
Title:	Managing Director

JFIN REVOLVER CLO 2015 II LTD.

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J Paul McDonnell
Name:	J Paul McDonnell
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Kaiser Foundation Hospitals

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Kaiser Permanente Group Trust

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 10 LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 11 LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 12 LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 13 Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 14 Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 15 Ltd.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR CLO 9 LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2012-1, LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2013-1, LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2013-2, LTD.

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Liberty Mutual Insurance Company

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Liberty Mutual Retirement Plan Master Trust, as Assignee

By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Sheila Finnerty
Name:	Sheila Finnerty
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Loomis Sayles Loan Fund, a series Trust of Multi Manager Global Investment Trust

By Loomis, Sayles & Company, L.P. its Investment Manager, By Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Loomis Sayles Senior Floating Rate & Fixed Income Fund

By: Loomis, Sayles & Company, L.P., its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Los Angeles County Employees Retirement Association

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING IX, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING XIV, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Maryland State Retirement and Pension System

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO I

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO II

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO III

By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, LTD., its General Partner

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

MidOcean Credit CLO IV

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name:	Jim Wiant
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Mt. Whitney Securities, LLC

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

NHIT: Senior Floating Rate and Fixed Income Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oaktree CLO 2014-1 Ltd.

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oaktree CLO 2014-2 Ltd.

BY: Oaktree Capital Management, L.P. Its: Collateral Manager

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Senior Vice President

By:	/s/ Armen Panossian
Name:	Armen Panossian
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OFSI Fund V, Ltd.

	By:	OFS Capital Management, LLC
	Its:	Collateral Manager

		By:	/s/ Sean C. Kelley
		Name:	Sean C. Kelley
		Title:	Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OFSI Fund VI, Ltd.

	By:	OFS Capital Management, LLC
	Its:	Collateral Manager

		By:	/s/ Sean C. Kelley
		Name:	Sean C. Kelley
		Title:	Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OFSI Fund VII, Ltd.

	By:	OFS Capital Management, LLC
	Its:	Collateral Manager

		By:	/s/ Sean C. Kelley
		Name:	Sean C. Kelley
		Title:	Director

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Oregon Public Employees Retirement Fund

By:	/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding II, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding III, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding IV, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM Funding V, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM VIII, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM IX, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

OZLM XI, Ltd.

By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Peaks CLO I, Ltd.

By: Arrowpoint Asset Management, LLC as Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB

By: Highland Capital Management, L.P., As Investment Manger

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

PK-SSL Investment Fund Limited Partnership

BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

PONTUS HOLDINGS LTD.

By:	/s/ Russell F. Bryant
Name:	Russell F. Bryant
Title:	Chief Financial Officer
Quadrant Capital Advisors, Inc.
Investment Advisor to Pontus Holdings Ltd.

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

QUALCOMM Global Trading Pte. Ltd.

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point IX CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point V CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point VI CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point VII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point VIII CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Race Point X CLO, Limited

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Redwood Opportunity Master Fund, LTD. By Redwood Capital Management, LLC its Investment Manager

By:	/s/ Jonathan Kolatan
Name:	Jonathan Kolatan
Title:	Managing Member

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

RIMROCK HIGH INCOME PLUS (MASTER) FUND

By: Rimrock Capital, as its investment manager

By:	/s/ Santino Blumetti
Name:	Santino Blumetti
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

San Francisco City and County Employees’ Retirement System

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Sankaty Managed Account (TCCC), L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Sankaty Rio Grande FMC, L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Sankaty Senior Loan Fund (SRI), L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Sankaty Senior Loan Fund Public Limited Company

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Solus Senior High Income Fund LP

By: Solus Alternative Asset Management LP Its Investment Advisor

By:	/s/ Christopher A. Pucillo
Name:	Christopher A. Pucillo
Title:	Chief Executive Officer

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2014-1, LTD.

BY: Steele Creek Investment Management LLC

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2015-1, LTD.

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Steele Creek CLO 2016-1, LTD.

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Sunsuper Pooled Superannuation Trust

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

City of New York Group Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Authorized Signatory

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

THE EATON CORPORATION MASTER RETIREMENT TRUST

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name:	Louis Farano
Title:	Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

The Western and Southern Life Insurance Company

By:	/s/ Bernie M. Casey
Name:	Bernie M. Casey
Title:	AVP & Senior Credit Analyst

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Invesco Advantage Bond Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of lnvesco Advantage Bond Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Invesco Floating Rate Income Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Invesco Floating Rate Income Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Invesco Global High Yield Bond Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Invesco Global High Yield Bond Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Trimark Global Balanced Fund, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Global Balanced Fund

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Invesco Corporate Class Inc. (for its Trimark Global Balanced Class, as a lender,

By: Invesco Canada Ltd, in its capacity as manager of Trimark Global Balanced Class (of Invesco Corporate Class Inc.)

By:	/s/ Isam Walji
Name:	Isam Walji
Title:	Vice President

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

UBS AG, STAMFORD BRANCH,

By:	/s/ Denise Bushee
Name:	Denise Bushee
Title:	Associate Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Variable Portfolio - TCW Core Plus Bond Fund

BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
Name:	Nora Olan
Title:	Senior Vice President

By:	/s/ Bibi Khan
Name:	Bibi Khan
Title:	Managing Director

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture IX CDO, Limited

BY: its investment advisor, MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture X CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

VENTURE XII CLO, Limited

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XIII CLO, Limited

BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XIV CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XIX CLO, Limited

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XV CLO, Limited

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XVI CLO, Limited

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XVII CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XVIII CLO, Limited

BY: its investment advisor
MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XXII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Venture XXIII CLO, Limited

BY: its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John Calaba
Title:	Managing Director

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Wells Fargo Multi-Sector Income Fund

by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Wells Fargo Strategic Income Fund

by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
Name:	Benjamin Fandinola
Title:	Trade Operations Specialist

By:
Name:
Title:

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

Western Alliance Bank

By:	/s/ Roham Medifar
Name:	Roham Medifar
Title:	Vice President

[By:
Name:
Title:][1]

1 If second signature line is required.

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

York CLO-1 Ltd.

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

York CLO-2 Ltd.

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG OVERSEAS SHIPHOLDING GROUP, INC., OSG INTERNATIONAL, INC., OIN DELAWARE LLC, THE OTHER LOAN PARTIES PARTY THERETO, THE LENDERS PARTY THERETO AND JEFFERIES FINANCE LLC, AS ADMINISTRATIVE AGENT

York CLO-3 Ltd.

By:	/s/ Rizwan Akhter
Name:	Rizwan Akhter
Title:	Authorized Signatory

[Signature Page to Third Amendment to OIN Credit Agreement]